REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of March 21, 1997, by and among SNYDER COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and the Shareholders listed on the signature page hereof (collectively, the "Shareholders").

                                    RECITALS

WHEREAS, pursuant to an offer made by the Company on March , 1997 to the Shareholders, amongst others, to acquire (the "Acquisition") the entire issued ordinary share capital of Brann Holdings Limited ("Brann"), the Shareholders received shares of the Company's common stock, $.001 par value (the "Common Stock") in exchange for all the outstanding shares of capital stock of Brann;

WHEREAS, the Shareholders have been granted certain registration rights with respect to the shares of Common Stock received in connection with the Acquisition; and

WHEREAS, the Company and the Shareholders desire to set forth the rights and obligations of the parties with respect to such registration rights.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         "Closing" means the closing of the Acquisition.

         "Common Stock" shall have the meaning set forth in Paragraph one of the Recitals.

         "Company" shall mean Snyder Communications, Inc., a Delaware corporation.

         "Demand Registration Request" shall have the meaning set forth in
         Section 3.1 hereof.

         "Demand Registration Rights" shall mean the rights of the Holders to have a Registration Statement filed by the Company with respect to the Registrable Securities held by the Holders in accordance with the provisions of Section 3 hereof.


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         "Demanding Holders" shall have the meaning set forth in Section 3.1 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Holders" shall mean the Shareholders or any Permitted Transferee of a Shareholder, and, with respect to a Permitted Transferee, only if such Shareholder has granted rights under this Agreement to such Permitted Transferee; and "Holder" shall mean any one of them.

         "Registrable Securities" means the aggregate number of shares of Common Stock issued by the Company to the Shareholders in connection with the Acquisition and shall include all shares of Common Stock received by the Holders pursuant to a stock split, stock dividend or other recapitalization of the Company or pursuant to any merger, consolidation or reorganization involving the Company. For the purposes of this Agreement, such shares of Common Stock shall cease to be Registrable Securities on the Rule 144 Eligibility Date or, if earlier, on such date on which (a) a Registration Statement covering such shares has been declared effective and such shares have been disposed of pursuant to such effective Registration Statement, (b) such shares are sold pursuant to Rule 144A of the Securities Act or (c) all of the Registrable Securities are eligible for sale (other than pursuant to Rule 904 of the Securities Act), in the opinion of counsel to the Company, in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, so that all transfer restrictions with respect to such shares and all restrictive legends with respect to the certificates evidencing such shares are or may be removed upon the consummation of such sale.

         "Registration Period" shall mean the period commencing on the date of publication of financial results of the Company for the first full calendar month following the Closing provided that the Holders have complied with all of their undertakings in the last sentence of Section 2 (the "Pooling Date"), and ending at the earlier of (i) such time as no Holder owns any Registrable Securities or (ii) the Rule 144 Eligibility Date.

         "Registration Statement" means any registration statement filed by the Company under the Securities Act that covers any of the Registrable Securities, including the Prospectus, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits thereto and all material incorporated by reference in such registration statement.

         "Rule 144 Eligibility Date" means the date on which all shares of Common Stock issued by the Company to the Shareholders in the Acquisition and the other shares of Common Stock defined as Registrable Securities herein may first be sold under Rule 144 of the Securities Act by the holders thereof within three months of such date within the volume limitations of Rule 144(e), assuming for this purpose that the average weekly trading volume in the four full weeks prior to such date will be the average weekly trading volume during the following three-month period; and provided further, however, that for

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

         purposes of Rule 144(d), the holding period applicable to the shares of Common Stock issued by the Company to the Shareholders in the Acquisition shall be computed without regard to any transfers of such shares by any Shareholder to a Permitted Transferee.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Selling Holder Information" shall mean information furnished in writing by or on behalf of a Selling Holder for use in the Registration Statement or Prospectus.

         "Selling Holders" when used with respect to a Registration Statement, shall mean those Holders whose Registrable Securities are included in a Registration Statement pursuant to an exercise by such Holders of their Demand Registration Rights.

         "Shareholders" shall those persons listed in the Schedule I hereto.

         "Underwriter(s)" shall mean any one or more investment banking or brokerage firms to or through whom the Holders or the Company, as the case may be, may offer and sell Registrable Securities pursuant to a transaction requiring the filing of a Registration Statement under the Securities Act, including one or more of such firms who shall manage such public offering through such Underwriters and that are referred to herein as "Managing Underwriter(s)."

2.       PERMITTED TRANSFEREES

         Any Shareholder may transfer any of the Registrable Securities held by such Shareholder, (i) to the spouse, siblings or issue or spouses of siblings or issue of such Shareholder; (ii) to a trust or custodial account for the sole benefit of such Shareholder or the spouse, siblings or issue of such Shareholder, (iii) to a partnership, limited liability company or other entity, the majority and controlling equity owners of which are a shareholder or the spouse, siblings or issue or spouses of siblings or issue of such Shareholder or any trust referred to in clause (ii) above; (iv) to the personal representative of a Shareholder upon the death of such Shareholder for the purposes of administration of such Shareholder's estate or upon the incompetency of such Shareholder for the purposes of the protection and management of such Shareholder's assets, but such personal representative may not transfer such Registrable Securities other than as permitted under this Agreement; (v) to a charitable foundation (subject to receipt by the Shareholder of written approval from the Company, such approval not to be unreasonably withheld), (vi) to the Company or (vii) to the extent effected pursuant to an effective registration statement under the Securities Act or in a transaction exempt from the registration requirements of the Securities Act with respect to which the Company has received an opinion of counsel reasonably acceptable to it (a "Permitted Transferee"). No

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         stockholder shall transfer, sell or otherwise dispose of or reduce its risk (within the meaning of the SEC's Financial Reporting Release No. 1, "Codification of Financial Reporting Policies", Section 2.1.01 [47 F.R 21028] (May 17, 1982)) with respect to any shares of Common Stock until after such time as consolidated financial statements which reflect at least 30 days of post-merger combined operations of the Company and Brann Holdings Limited have been published by the Company, except as permitted by Staff Accounting Bulletin 76. The Company agrees to publish such results no later than 30 days following the completion of the first full calendar month after closing.

         The Holders acknowledge that (i) the shares of Common Stock issued in connection with the execution of this agreement will be legended to reflect the fact that such shares have not been registered under the Securities Act (ii) such shares may not be sold in the absence of such registration or the availability of an exemption from registration and
         (iii) a stop transfer order will be issued to the transfer agent for the Common Stock restricting the transfer of any such unregistered shares in the absence of a legal opinion to the effect that the transfer is in compliance with the Securities Act.

         The Company will not, prior to the earlier of 3 business days after the first anniversary of the commencement of the Registration Period and the termination of the Registration Period, issue any Preferred Stock without the consent of a majority of the holders of Registrable Securities.

3.       REGISTRATION RIGHTS.

3.1 Subject to the provisions of this Section 3, at any time (i) during that portion of the Registration Period occurring between the Pooling Date and the first anniversary date thereof, any Holder or Holders may deliver to the Company a written request (a "Demand Registration Request") that the Company register up to 50% of the Registrable Securities owned by such Demanding Holders (as hereinafter defined) (provided that such Demand Registration Request represents, in the aggregate, at least 20% of the Registrable Securities held by all Holders) and any other Holders that may elect to be included pursuant to Section 3.2 hereof and (ii) during that portion of the Registration Period occurring after the first anniversary of the Pooling Date, any Holder or Holders may deliver to the Company a Demand Registration Request that the Company register any or all of the Registrable Securities owned by such Demanding Holders (provided that such Demand Registration Request represents at least 20% of the Registrable Securities held by all Holders) and any other Holders that may elect to be included pursuant to Section 3.2 hereof; in each case under the Securities Act and the state securities or blue sky laws of any jurisdiction designated by such Selling Holders (subject to Section 8). The requisite Holders making such demand are sometimes referred to herein as the "Demanding Holders". The Company shall, as soon as practicable following the Demand Registration Request, prepare and file a Registration Statement (on the then appropriate form or, if more than one form is available, on the appropriate form selected by the Company) with the SEC under the Securities

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         Act, covering such number of the Registrable Securities as the Selling
         Holders request to be included in such Registration Statement and to take all necessary steps to have such Registrable Securities qualified for sale under state securities or blue sky laws; provided, however, in the event that a Demand Registration Request is received by the Company during that portion of the Registration Period between the Pooling Date and the first anniversary date thereof, the Company shall not be obligated to file a Registration Statement with respect to greater than 50% of the Registrable Securities held by all Holders. The Company shall use its best efforts to file such Registration Statement no later than 30 days following the Demand Registration Request and to have such Registration Statement declared effective by the SEC (within the meaning of the Securities Act) as soon as practicable thereafter and shall take all necessary action (including, if required, the filing of any supplements or posteffective amendments to such Registration Statement) to keep such Registration Statement effective to permit the lawful sale of such Registrable Securities included thereunder for the period set forth in Section 5 hereof, subject, however, to the further terms and conditions set forth in Sections 3.3, 3.4, 3.5, 3.6 and 3.7 hereof.

3.2      (a)    No later than 10 days after the receipt of the Demand
                Registration Request, the Company shall notify all Holders who have not joined in such request of the proposed filing, and such Holders may, if they desire to sell any Registrable Securities owned by them, by notice in writing to the Company given within 15 days after receipt of such notice from the Company, elect to have all or any portion of their Registrable Securities included in the Registration Statement up to the maximum number of shares that the Holders could require to be registered pursuant to a Demand Registration Request pursuant to Section 3.1 at such time. In addition, the Company shall notify the Holders no later than 30 days prior to the effectiveness of any other registration statement under the Securities Act with respect to any proposed public offering by the Company or by any other holders of Common Stock (other than a registration on Form S-8, Form S-4 or any subsequent similar Form). In the event that within the 15 days following such notice, written requests to include Registratable Securities in such registration statement are given to the Company by Holders with respect to a number of Registrable Securities in the Registration Statement that would be sufficient to initiate a Demand Registration Request pursuant to section 3.1 ("the Minimum Number") the inclusion of at least such number of the Holder's Registrable Securities in the Registration Statement shall constitute an exercise of Demand
                Registration Rights for purposes of Section 3.1 so long as all shares that are the subject of the foregoing notices from Holders are included in such Registration Statement (up to the maximum number of shares that the Holders could require to be registered pursuant to a Demand Registration Request pursuant to
                Section 3.1 at such time). In the event the Managing Underwriter determined that the Minimum Number of such Holders' Registrable
                Securities cannot be included in such registration statement the Company may exclude all such Holders' Registrable Securities from such Registration Statement.

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         Except for a registration on Form S-8 and one registration on Form S-4, the Company covenants that until three business days following the commencement of the Registration Period, it shall not register shares of Common Stock in any primary offering and shall use best efforts not to register any shares of Common Stock in any secondary offering by one or more stockholders.

3.3 The Holders, in the aggregate, may only exercise the Demand Registration Rights granted pursuant to this Section 3 one time prior to the first anniversary of the commencement of the Registration Period and one time thereafter. The Company shall only be required to file two Registration Statements (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to the exercise by the Demanding Holders of their Demand Registration Right pursuant to the provisions of this Section 3.

3.4 In the event that preparation of a Registration Statement is commenced by the Company in response to the exercise by the Demanding Holders of the Demand Registration Right, but such Registration Statement is not filed with the SEC, either at the request of the Company in accordance with Section 6 or at the written request or with the written consent of the Demanding Holders, for any reason, the Demanding Holders shall not be deemed to have exercised the Demand Registration Right pursuant to this Section 3, except that, if such Registration Statement is not filed after the commencement of preparation thereof at the written request of the Demanding Holders, then such Demanding Holders shall be required to bear the fees, expenses and costs incurred in connection with the preparation thereof.

3.5 In the event that any Registration Statement filed by the Company with the SEC pursuant to the provisions of this Section 3 is withdrawn prior to the completion of the sale or other disposition of the Registrable Securities included thereunder, then the following provisions, whichever applicable, shall govern:

         (i) If such withdrawal is effected at the request of the Company with the written consent of the Demanding Holders or otherwise in accordance with Section 6 for any reason other than the failure of all the Selling Holders to comply with their obligations hereunder with respect to such registration, then the filing thereof by the Company shall be excluded in determining whether the Holders have exercised their Demand Registration Rights hereunder with respect to the filing of such Registration Statement

         (ii) If such withdrawal is effected at the written request of the Selling Holders, then the filing thereof by the Company shall be deemed an exercise of their Demand Registration Rights with respect to the filing of such Registration Statement.


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3.6      The Company shall bear and pay all fees, costs and expenses incident to such Registration Statement and incident to keeping it effective and in compliance with all federal and state securities laws, rules, and regulations for the period set forth in Section 5 hereof (including, without limitation, registration fees, blue sky qualification fees, exchange listing fees and expenses, legal fees of Company counsel (including blue sky counsel), printing costs, costs of any special audits and accounting fees). Each Selling Holder shall pay fees or disbursements of counsel, accountants or other advisors for the Selling Holder and any underwriting discounts and commissions with respect to its Registrable Securities and any internal, overhead and other expenses of the Selling Holders.

3.7 Whenever a decision or election is required to be made hereunder by the Demanding Holders or the Selling Holders, such decision or election shall be made by a vote of holders of a majority of the Registrable Securities owned by such Demanding Holders or Selling Holders, as the case may be; provided, however, any decision to withdraw a Demand Notice shall be made unanimously by the Demanding Holders.

3.8 In the event that there is a limitation on the number of securities which may be covered by Registration Statement, the Selling Holders shall have the right with respect to any such Registration Statement filed as a result of their Demand Registration Request to include their Registrable Securities prior to the inclusion of any other securityholder exercising piggyback registration rights.

3.9 The Selling Holders shall have the right, with respect to any Registration Statement to be filed as a result of a Demand Registration Request, to determine whether such registration shall be underwritten or not; provided, however, that the Company shall select the investment banking firm or firms to manage the offering, provided such underwriters are reasonably satisfactory to Holders holding at least 50% of the Registrable Securities to be included in the offering.

4.       INFORMATION TO BE FURNISHED

         In the event any of the Registrable Securities are to be included in a Registration Statement under Section 3, the Selling Holders and the Company shall furnish the following information and documents:

4.1 The Selling Holders will furnish to the Company all information required by the Securities Act to be furnished by sellers of securities for inclusion in the Registration Statement, together with all such other information which the Selling Holders have or can reasonably obtain and which may reasonably be required by the Company in order to have such Registration Statement become effective and such Registrable Securities qualified for sale under applicable state securities laws.

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4.2      The Company, before filing a Registration Statement, amendment or supplement thereto, will furnish copies of such documents to legal counsel selected by the Selling Holders. In addition, the Company will make available for inspection by any Selling Holder or by any Underwriter, attorney or other agent of any Selling Holder or Underwriter all information reasonably requested by such persons. All nonpublicly available information provided to any Selling Holder, Underwriter or any attorney or agent of any Selling Holder or Underwriter shall be kept strictly confidential by such Selling Holder, Underwriter or attorney or agent of such Selling Holder or Underwriter so long as such information remains nonpublic.

4.3 If requested by the underwriter with respect to any Registration Statement the Company shall use its best efforts to cause its independent accountants to provide such underwriter with a "comfort letter ".

4.4 From the filing of any Registration Statement until the termination of the effectiveness thereof the Company shall provide to the Selling Holder without charge a reasonable number of copies of the prospectus (including any preliminary prospectus prepared for circulation to prospective purchasers of Registrable Securities) included in the Registration Statement and any amendment or supplement thereto and the Company consents to the use of any such prospectus or amendment or supplement thereto in connection with the offering and sale of the Registrable Securities covered thereby. In addition during such period, the Company shall provide the Selling Holders, without charge, with (1) one copy of the Registration Statement and any post-effective amendment thereto (including financial statements and schedules and, to the extent requested by the Selling Holders in writing, the exhibits thereto) and (2) to the extent requested by the Selling Holders, all reports and filing made by the Company pursuant to the Securities and Exchange Act of 1934, as amended.

4.5 The Company will promptly notify each Selling Holder of the occurrence of any event which renders any Prospectus then being circulated among prospective purchasers misleading because such Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, and the Company will, as promptly as possible, amend the Prospectus so that it does not contain any material misstatements or omissions and deliver the number of copies of such amendments to each Selling Holder as each Selling Holder may require.

5.       REGISTRATION TO BE KEPT EFFECTIVE

         In connection with any registration of Registrable Securities pursuant to this Agreement, the Company shall, at its expense, keep effective and maintain such registration and any related qualification of Registrable Securities under state securities laws for such period not exceeding 120 days as may be necessary for the Selling Holder, Underwriters and selling agents to dispose of such Registrable Securities, from time to time to amend or supplement the

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         Prospectus used in connection therewith to the extent necessary to comply with applicable laws, and to furnish to such Selling Holders such number of copies of the Registration Statement, the Prospectus constituting part thereof, and any amendment or supplement thereto as such Selling Holders may reasonably request in order to facilitate the disposition of the registered Registrable Securities.

6.       CONDITIONS TO COMPANY'S OBLIGATIONS

         The obligations of the Company to cause the Registrable Securities owned by the Holders to be registered under the Act are subject to each of the following limitations, conditions and qualifications:

         (a) The Company shall be entitled to postpone for a reasonable period of time up to three (3) months the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to Section 3 hereof, if the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company promptly gives the Holders written notice including an explanation of such determination. The Company shall not exercise its rights to defer the filing of any specific Registration Statement pursuant to the terms of this paragraph more than once or in any event if the result thereof is to permit a registration of shares of Common Stock (other than a registration on Form S-8, Form S-4 or any subsequent similar form) to the exclusion of the Holders. If the Company shall so postpone the filing of a Registration Statement, the Selling Holders shall have the right to withdraw the Demand Registration Request by giving written notice to the Company within 30 days after receipt of the notice of postponement (and, in the event of such withdrawal, such Demand Registration Request shall not be counted for purposes of the Demand Registration Request to which the Holders are entitled pursuant to Section 3 hereof). The exercise by the Company of its rights under this paragraph shall not affect the timeliness of a Demand Registration Request made prior to such exercise that is not so withdrawn.

         (b) The Company shall not be required to file any Registration Statement pursuant to this Agreement in connection with a Demand Registration Request made less than 90 days after the effective date of any registration statement filed by the Company (other than registrations statements filed on Form S-4, Form S-8, or any successor forms thereto), if the Managing Underwriter(s) associated with such prior registration statement reasonably objects to such Demand Registration Request or has otherwise precluded the Company from filing a registration statement within such 90 day period.

         (c) The Company may require, as a condition to fulfilling its obligations to register the Registrable Securities under Sections 3 hereof, that the Selling Holders execute reasonable and customary indemnification agreements for the benefit of the Underwriters of the registration; provided, however, a Selling Holder shall not be required to indemnify the Underwriters except with respect to Selling Holder Information and that the maximum liability
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                of any Selling Holder under any such indemnification agreement shall not exceed the net proceeds received by such Selling Holder from the sale of such Registrable Securities.

         (d) The Company shall not be required to fulfill any registration obligations under this Agreement, if the Company provides the Holders with an opinion of counsel reasonably acceptable to such Holders stating that the Holders are free to sell in the manner proposed by them the Registrable Securities that they desired to register without registering such Registrable Securities or such Registrable Securities can be sold under Rule 144 of the Securities Act, or otherwise without registration in the open market in compliance with the Securities Act, without regard to volume restrictions.

         (e) The Company shall not be obligated to file any Registration Statement pursuant to this Agreement in connection with a Demand Registration Request at any time if the Company would be required to include financial statements audited as of any date other than the end of its fiscal year, unless the Selling Holder(s) agree to pay the cost of any such additional audit.

7.       EXCHANGE LISTING

         In the event any Registrable Securities are included in a Registration Statement under Section 3 hereof, the Company will exercise reasonable efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or any other exchange(s) on which the Common Stock is then listed.

8.       REGISTRATION UNDER STATE SECURITIES LAWS

         The Company shall use its best efforts to register or qualify any Registrable Securities included in a Registration Statement pursuant to
         Section 3 hereof under state "blue sky" or similar securities laws in such jurisdictions as the Selling Holders reasonably request and to take such other action as may be reasonably necessary to enable the Selling Holders to sell their shares of Registrable Securities in the jurisdictions where such registration or qualification was made, provided that the Company will not be required to qualify to do business in any jurisdiction in which it would not otherwise be required to be so qualified or to execute a general consent to service of process in any jurisdiction in which it would not otherwise be required to execute such a consent.

9.       INDEMNIFICATION.

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9.1      The Company will indemnify and hold each Selling Holder, its partners, officers, directors and agents (including sales agents and Underwriters) and each person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) the Selling Holder or any of the foregoing, harmless to the maximum extent permitted by law, from and against any loss, claim, liability, damage or expense (including attorney's fees) resulting from any Registration Statement, Prospectus or amendment thereof of supplement thereto, which includes Registrable Securities to be sold by such Selling Holder, or any information reincorporated by reference therein, containing an untrue statement of material fact or omitting to state a material fact necessary in order to make the statements made therein in light of the circumstances under which they were made, not misleading unless such misstatement or omission is with respect to Selling Holder Information or results from the Selling Holder's failure to deliver a current Prospectus as required under the Securities Act and provided to such Selling Holder by the Company; and each such Selling Holder will (severally and not jointly) indemnify and hold harmless the Company, its directors, officers and agents and each person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) the Company against any loss, claim, liability, damage or expense (including attorney's fees) resulting from any such claim relating to Selling Holder Information provided by such Selling Holder.

9.2      Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 9 or otherwise to the extent such omission did not materially prejudice the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there exists a conflict of interest between the indemnifying party and any indemnified party or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to, and inconsistent or in conflict with, those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party from separate fees and disbursements of counsel unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the
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         indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No settlement of an action against any party under this Section 9 shall bind the other party unless such other party agrees in writing to the terms of such settlement (which agreement will not be unreasonably withheld).

9.3 The obligation of the indemnifying party to indemnify the indemnified party under this Section 9 shall, in each case, be in addition to any liability which the indemnifying party may otherwise have hereunder or otherwise at law or in equity.

9.4 If the indemnification provided for in this Section 9 from the indemnifying party is applicable in accordance with its terms but for any reason is held to be unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as appropriate to reflect the relative faults of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such misstatement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
         Section 9.1 and 9.2 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

9.5 In no event shall the liability with respect to any Registration Statement of any Selling Holder under this Section 9, whether by way of indemnification or contribution, exceed the net proceeds to such Selling Holder from the sale of Registrable Securities pursuant to such Registration Statement.

10.      RULE 144

         The Company covenants that it shall file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and that it shall take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell the Registrable Securities without registration under the Securities act within the limitation of the exemptions provided by
         (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation adopted by the SEC. The Company shall, upon the request of any Holder of Registrable Securities, deliver to such Holder a written statement as to whether it has complied with such requirements.

11.      MISCELLANEOUS

11.1 Amendments and Waivers. Subject to Section 11.2, this Agreement may be modified or amended only by a writing signed by the Company and each of the Holders.

11.2 Third Party Beneficiaries. Any Permitted Transferee shall be a third party beneficiary or intended beneficiary to the agreement made hereunder by a Holder so long as such Holder has granted rights under this Agreement to such Permitted Transferee, and any such third party beneficiary shall have the right to enforce such Agreement directly to the extent it deems such enforcement necessary or advisable.

11.3 No Waiver. No failure to exercise and no delay in exercising on the Company's or the Holders' part, of any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

11.4 Survival of Agreements. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

11.5 Limitation of Registration Rights. Nothing contained in this Agreement shall create any obligation on behalf of the Company to register under the Securities Act any securities which are not Registrable Securities.

11.6 Binding Effect and Benefits. This Agreement shall be binding upon and shall insure to the benefit of the Company and the Holders and their respective successors and assigns. Without limiting the generality of the foregoing, each Holder's registration rights granted hereunder shall be transferable to and exercised by any Permitted Transferee of Registrable Securities. In the event the Company merges into or consolidates with another entity or transfers substantially all of its assets to another entity, the Company shall cause the surviving entity or transferee to assume the Company's obligations hereunder.

11.7 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

11.8 Separability of Provisions. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
                                       13

11.9 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be by telecopy, facsimile transmission (confirmed by U.S. mail), telegraph, hand delivery or mailed by certified or registered mail postage prepaid, returned receipt requested, to the addresses set forth below or to such other address as any party may advise the other party in a written notice given in accordance with this Section.

         If to the Company:         Snyder Communications, Inc.
                                    Two Democracy Center
                                    6903 Rockledge Drive
                                    Fifteenth Floor
                                    Bethesda, Maryland 20817

         If to the Holders:         To the respective addresses set
                                    forth in the records of the Company

         Any notice or other communication so addressed and so mailed shall be deemed to have been given when duly delivered or sent.

11.10 Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. The descriptive headings of the several sections and subsections hereof are for convenience only and shall not control or affect the meaning of construction of any of the provisions hereof.

11.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single original instrument.

11.12 Third Party Demand Rights. The Company represents that as of the date hereo there are no effective demand registration rights in relation to the

         Common Stock of the Company other than those contained herein and those contained in the Registration Rights Agreement dated as of 6 January 1997 among the Company, Andrew Arkin Theodore Klein and Barbara Saltzman and the Registration Rights Agreement dated as of September 4, 1996 among the Company, Daniel M Snyder, Michelle D Snyder, U.S. News College Marketing, L P and the 1995 Investors referred to therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                 THE SHAREHOLDERS:

                                 /s/ Christopher John Gater
                                 ------------------------------------
                                 Name: Christopher John Gater


                                 /s/ Alan Taylor Bigg
                                 ------------------------------------
                                 Name: Alan Taylor Bigg


                                 /s/ CJ Gater
                                 ------------------------------------
                                 Name:  John Madoc Hansel
                                 Signed by his attorney Mr CJ Gater


                                 /s/ CJ Gater
                                 -----------------------------------
                                 Name: Paul Jonathan Ayle Kitcatt
                                 Signed by his attorney Mr CJ Gater


                                 /s/ Brenda Joyce Hawkins
                                 ------------------------------------
                                 Name: Brenda Joyce Hawkins


                                 /s/ Paul Anthony Burton Jenkins
                                 ------------------------------------
                                 Name: Paul Anthony Burton Jenkins


                                 /s/ CJ Gater
                                 ------------------------------------
                                 Name: Mrs D Gater
                                 Signed by her attorney Mr CJ Gater


                                 /s/ Michael J Parker
                                 ------------------------------------
                                 Name: Michael J Parker


                                 /s/ MJ Parker
                                 ------------------------------------
                                 Name: Mrs BR Parker
                                 Signed by her attorney Mr MJ Parker


                                  /s/ CJ Gater
                                  -----------------------------------
                                  Name: Mrs CP Hansel
                                  Signed by her attorney Mr CJ Gater

                                  /s/ CJ Gater
                                  -----------------------------------
                                  Name: Mrs CM Kitcatt
                                  Signed by her attorney Mr CJ Gater

                                  /s/ CJ Gater
                                  -----------------------------------
                                  Name: Royston Gary Godwell Boss
                                  Signed by his attorney Mr CJ Gater

                                  /s/ Andrew McInally
                                  -----------------------------------
                                  Name: Andrew McInally


                                  /s/ N Van Der Bergh/GP Courtenay-Evans
                                  --------------------------------------
                                  Name: N Van Der Bergh and GP
                                  Courtenay-Evans as Trustees of the
                                  ATB 1995 Settlement


                                  /s/ AT Bigg
                                  -----------------------------------
                                  Name: Mrs CB Taylor Bigg
                                  Signed by her attorney Mr AT Bigg

                                  /s/ Rosemary M Lyon
                                  -----------------------------------
                                  Name: Rosemary M Lyon


                                  /s/ BJ Hawkins
                                  -----------------------------------
                                  Name: John Gordon Wynn
                                  Signed by his attorney Mr BJ Hawkins

                                  /s/ Simon Beswick /CJ Gater
                                  -----------------------------------
                                  Name: Sandra Brown and D Gater as
                                  Trustees of the C Gater settlement
                                  Signed by Simon Beswick as
                                  attorney for Sandra Brown
                                  Signed on behalf of
                                  D Gater by her attorney Mr CJ
                                  Gater

                                  /s/ DI Williams
                                  -----------------------------------
                                  3i Group plc


                                  /s/ A Clayton Perfall
                                  -----------------------------------
                                  NatWest Ventures Investment Limited
                                  By its attorney Clayton Perfall, a duly
                                  authorized agent of Snyder
                                  Communications Inc.

                                  THE COMPANY:

                                  SNYDER COMMUNICATIONS, INC.

                                  By: /s/ A Clayton Perfall
                                      ----------------------------
                                  Name: A Clayton Perfall

                                  Title: Chief Financial Officer